Exhibit 99.1
                                 ------------
                 Computational Materials and/or ABS Term Sheets

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group3

                                                         ARM $524,993,420

                                                          Detailed Report
Summary of Loans in Statistical Calculation Pool                                                           Range
(As of Calculation Date)                                                                                   -----

Total Number of Loans                                                                1,907
Total Outstanding Balance                                                     $524,993,420
Average Loan Balance                                                              $275,298             $7,354 to $998,720
WA Mortgage Rate                                                                    7.155%             4.600% to 13.125%
Net WAC                                                                             6.646%             4.091% to 12.616%
ARM Characteristics
              WA Gross Margin                                                       6.841%             2.250% to 10.850%
              WA Months to First Roll                                                   31                  1 to 36
              WA First Periodic Cap                                                 1.739%             0.750% to 3.000%
              WA Subsequent Periodic Cap                                            1.424%             0.750% to 3.000%
              WA Lifetime Cap                                                      14.009%            10.600% to 20.125%
              WA Lifetime Floor                                                     7.152%             4.600% to 13.125%
WA Original Term (months)                                                              360                360 to 360
WA Remaining Term (months)                                                             358                277 to 360
WA LTV                                                                              82.28%             36.47% to 100.00%
  Percentage of Pool with CLTV > 100%                                                0.00%
WA FICO                                                                                614

Secured by (% of pool)       1st Liens                                             100.00%
                             2nd Liens                                               0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                    72.94%



------------------ ----------------- ------------------ ---------------- ----------------- ---------------- ----------------
 Top 5 States:       Top 5 Prop:        Doc Types:       Purpose Codes      Occ Codes          Grades         Orig PP Term
 --------------      ------------       -----------      --------------     ----------         -------        ------------
CA         39.28%  SFR       68.90%   FULL      58.68%  PUR      70.90%   OO       99.29%   A        86.28%  0        27.06%
FL          7.90%  PUD       20.47%   STATED    41.28%  RCO      27.59%   INV       0.39%   A-        5.10%  6         0.06%
NV          4.42%  CND        6.04%   SIMPLE     0.04%  RNC       1.51%   2H        0.32%   B         5.44%  12        8.08%
NY          4.24%  2 FAM      3.38%                                                         C         1.83%  13        0.09%
NJ          4.06%  MNF        0.71%                                                         C-        0.88%  24       25.96%
                                                                                            D         0.47%  30        0.07%
                                                                                                             36       36.89%
                                                                                                             42        0.05%
                                                                                                             48        0.05%
                                                                                                             60        1.69%

------------------ ----------------- ------------------ ---------------- ----------------- ---------------- ----------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-1

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                              Group3
                                                         ARM $524,993,420
                                                          Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Program
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                  $4,028,445     11     0.77    $366,222    6.302  358.69   581    85.5
2/28 LIB6M                $85,306,423    381    16.25    $223,901    7.108  354.07   623    81.5
2/28 LIB6M - IO           $51,864,440    176     9.88    $294,684    6.710  358.44   609    83.2
3/27 LIB6M               $239,889,172    887    45.69    $270,450    7.359  358.50   617    82.3
3/27 LIB6M - IO          $143,904,940    452    27.41    $318,374    7.027  358.48   606    82.3
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                           Original Term
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                  $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00             $7,354      1     0.00      $7,354    9.500  298.00   524    56.0
$25,000.01  -  $50,000.00    $741,653     19     0.14     $39,034   10.039  303.15   586    74.0
$50,000.01  -  $75,000.00  $2,530,492     41     0.48     $61,719    9.599  305.44   591    80.0
$75,000.01  - $100,000.00  $1,812,985     21     0.35     $86,333    8.780  319.41   590    79.0
$100,000.01 - $150,000.00  $2,815,001     23     0.54    $122,391    7.617  339.27   597    81.4
$150,000.01 - $200,000.00 $95,078,299    538    18.11    $176,725    7.387  357.94   615    84.3
$200,000.01 - $250,000.00 $76,184,615    341    14.51    $223,415    7.303  358.40   618    84.2
$250,000.01 - $300,000.00 $66,826,250    244    12.73    $273,878    7.203  358.48   624    83.5
$300,000.01 - $350,000.00 $44,556,923    138     8.49    $322,876    6.954  358.41   623    82.1
$350,000.01 - $400,000.00 $88,528,622    235    16.86    $376,718    6.900  358.32   611    80.7
$400,000.01 - $450,000.00 $62,685,169    147    11.94    $426,430    7.031  358.44   605    81.7
$450,000.01 - $500,000.00 $47,229,924     99     9.00    $477,070    7.090  358.47   605    80.1
$500,000.01 - $550,000.00 $14,033,940     27     2.67    $519,776    7.080  358.59   603    80.5
$550,000.01 - $600,000.00  $7,533,413     13     1.43    $579,493    6.680  358.47   618    79.2
$600,000.01 - $650,000.00  $4,394,893      7     0.84    $627,842    6.996  358.71   632    85.7
$650,000.01 - $700,000.00  $2,033,000      3     0.39    $677,667    7.125  359.00   613    80.6
$700,000.01 - $750,000.00  $2,882,766      4     0.55    $720,692    6.741  358.25   601    76.0
$750,000.01 - $800,000.00  $2,311,099      3     0.44    $770,366    6.226  358.67   636    73.8
$850,000.01 - $900,000.00    $865,000      1     0.16    $865,000    7.375  359.00   617    69.2
> $900,000.00              $1,942,020      2     0.37    $971,010    8.068  358.49   627    65.7
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-2

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group3
                                                         ARM $524,993,420
                                                          Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                    $2,253,832     11     0.43    $204,894    8.092  358.47   597    92.2
Alaska                       $355,000      2     0.07    $177,500    8.210  359.00   590   100.0
Arizona                   $11,239,475     54     2.14    $208,138    7.270  358.07   608    83.9
Arkansas                     $591,870      4     0.11    $147,967    7.930  358.73   586    94.3
California               $206,207,489    595    39.28    $346,567    6.722  358.47   618    80.6
Colorado                   $9,704,833     46     1.85    $210,975    7.249  356.99   605    80.4
Connecticut                $4,650,979     20     0.89    $232,549    6.832  358.40   634    80.2
Delaware                   $1,141,272      4     0.22    $285,318    6.792  355.95   624    81.4
District of
  Columbia                 $1,946,571      5     0.37    $389,314    7.826  357.69   583    76.8
Florida                   $41,487,672    185     7.90    $224,258    7.531  358.10   609    85.5
Georgia                   $16,271,322     61     3.10    $266,743    8.092  358.01   605    88.1
Hawaii                     $5,410,872     14     1.03    $386,491    6.877  358.47   629    83.1
Idaho                      $2,036,842     11     0.39    $185,167    7.322  355.59   604    83.3
Illinois                  $17,155,965     64     3.27    $268,062    7.600  358.43   611    80.0
Indiana                    $1,535,682      5     0.29    $307,136    7.436  358.88   609    77.8
Kansas                     $1,433,559      8     0.27    $179,195    8.651  358.87   582    98.7
Kentucky                   $1,930,044     10     0.37    $193,004    7.945  347.79   584    86.9
Louisiana                    $707,910      6     0.13    $117,985    7.768  346.46   603    81.5
Maine                        $155,920      1     0.03    $155,920    6.850  359.00   627    80.0
Maryland                  $13,556,300     43     2.58    $315,263    7.249  357.96   598    79.5
Massachusetts              $8,007,662     26     1.53    $307,987    7.200  358.40   627    77.6
Michigan                   $5,481,101     21     1.04    $261,005    7.811  358.26   595    87.3
Minnesota                 $11,504,545     50     2.19    $230,091    7.404  358.45   624    84.2
Mississippi                  $742,527      5     0.14    $148,505    7.152  353.87   626    83.8
Missouri                   $3,540,968     21     0.67    $168,618    8.581  350.96   614    87.7
Montana                    $1,100,276      5     0.21    $220,055    7.488  358.64   608    80.9
Nebraska                     $405,298      3     0.08    $135,099    8.627  345.67   601    91.4
Nevada                    $23,220,367     89     4.42    $260,903    7.005  358.03   627    81.8
New Hampshire              $4,116,507     17     0.78    $242,147    7.279  358.58   605    84.5
New Jersey                $21,300,679     75     4.06    $284,009    7.723  358.66   601    83.6
New Mexico                   $663,962      3     0.13    $221,321    8.786  358.73   582    89.0
New York                  $22,239,284     65     4.24    $342,143    7.346  358.58   632    81.4
North Carolina             $6,480,256     36     1.23    $180,007    7.668  350.44   611    84.2
Ohio                       $5,826,073     40     1.11    $145,652    7.762  339.87   605    84.4
Oklahoma                     $858,120      5     0.16    $171,624    8.343  351.72   583    81.1
Oregon                     $7,161,358     33     1.36    $217,011    7.061  358.65   616    84.0
Pennsylvania               $3,660,161     14     0.70    $261,440    7.507  358.27   600    86.7
Rhode Island               $1,191,113      6     0.23    $198,519    7.552  356.58   683    80.0
South Carolina             $2,861,568     15     0.55    $190,771    7.483  352.16   612    84.0
Tennessee                  $5,882,494     31     1.12    $189,758    7.884  351.50   604    88.0
Texas                     $11,975,128     53     2.28    $225,946    7.314  358.48   615    84.0
Utah                       $5,150,855     21     0.98    $245,279    7.128  357.93   604    84.3
Virginia                  $15,814,447     58     3.01    $272,663    6.990  358.08   607    80.0
Washington                $13,602,995     56     2.59    $242,911    7.089  358.01   600    83.5
West Virginia                $821,488      3     0.16    $273,829    7.321  358.71   595    83.4



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-3

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group3
                                                         ARM $524,993,420
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
Wisconsin                  $1,610,780      7     0.31    $230,111    8.118  358.76   588    86.5
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                       Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                     $948,461      3     0.18    $316,154    6.013  355.62   571    40.0
55.01 - 60.00              $4,058,007     12     0.77    $338,167    6.903  356.07   601    57.6
60.01 - 65.00              $6,797,100     22     1.29    $308,959    6.913  356.46   605    63.6
65.01 - 70.00             $20,603,078     61     3.92    $337,755    6.883  357.41   590    68.7
70.01 - 75.00             $32,641,632    108     6.22    $302,237    7.046  356.52   590    74.0
75.01 - 80.00            $283,664,695  1,060    54.03    $267,608    6.889  357.99   629    79.8
80.01 - 85.00             $36,768,656    121     7.00    $303,873    7.243  356.99   588    84.4
85.01 - 90.00             $87,829,698    298    16.73    $294,731    7.537  357.77   599    89.6
90.01 - 95.00             $23,398,433     93     4.46    $251,596    8.312  358.03   592    94.8
95.01 - 100.00            $28,283,660    129     5.39    $219,253    8.020  358.64   606   100.0
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000              $2,187,355      7     0.42    $312,479    4.884  357.23   646    78.3
5.001 - 5.500              $9,973,719     33     1.90    $302,234    5.336  358.27   640    76.9
5.501 - 6.000             $48,050,753    147     9.15    $326,876    5.877  358.26   630    78.6
6.001 - 6.500             $92,592,441    314    17.64    $294,880    6.341  358.41   621    80.3
6.501 - 7.000            $128,055,212    443    24.39    $289,064    6.815  358.38   620    80.4
7.001 - 7.500             $82,825,313    291    15.78    $284,623    7.298  358.37   614    82.7
7.501 - 8.000             $78,179,666    280    14.89    $279,213    7.807  358.42   604    85.1
8.001 - 8.500             $37,260,757    152     7.10    $245,137    8.311  357.77   601    85.8
8.501 - 9.000             $23,115,612    104     4.40    $222,266    8.788  356.23   590    88.4
9.001 - 9.500              $9,290,754     49     1.77    $189,607    9.311  353.18   590    88.0
9.501 - 10.000             $7,634,681     43     1.45    $177,551    9.758  349.59   572    88.7
10.001 - 10.500            $3,534,404     29     0.67    $121,876   10.282  331.28   584    88.8
10.501 - 11.000            $1,830,729      9     0.35    $203,414   10.700  352.63   566    91.6
11.001 - 11.500              $224,635      4     0.04     $56,159   11.156  296.00   596    77.5
12.501 - 13.000              $192,358      1     0.04    $192,358   13.000  315.00   517    75.0
13.001 - 13.500               $45,033      1     0.01     $45,033   13.125  313.00   512    57.1
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-4

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group3
                                                         ARM $524,993,420
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                      $361,722,604  1,273    68.90    $284,150    7.099  357.95   613    82.2
PUD                      $107,443,315    384    20.47    $279,800    7.177  358.14   609    82.6
CND                       $31,718,969    126     6.04    $251,738    7.184  358.19   623    83.6
2 FAM                     $17,734,080     67     3.38    $264,688    7.664  358.45   643    81.2
MNF                        $3,708,040     48     0.71     $77,251    9.020  322.10   599    74.0
CNDP                       $2,468,542      8     0.47    $308,568    7.482  357.39   593    85.2
3 FAM                        $197,870      1     0.04    $197,870    8.125  359.00   590    90.0
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUR                      $372,233,957  1,472    70.90    $252,876    7.235  358.19   620    83.6
RCO                      $144,824,662    404    27.59    $358,477    6.954  356.99   598    79.1
RNC                        $7,934,801     31     1.51    $255,961    7.054  352.08   600    79.0
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                       $521,269,435  1,898    99.29    $274,641    7.154  357.77   614    82.3
INV                        $2,046,433      5     0.39    $409,287    7.626  357.62   632    75.0
2H                         $1,677,551      4     0.32    $419,388    6.875  357.76   599    69.2
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
181 - 300                  $5,158,912     74     0.98     $69,715    9.674  295.59   595    79.3
301 - 360                $519,834,508  1,833    99.02    $283,598    7.130  358.38   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                     $308,064,887  1,136    58.68    $271,184    7.052  357.55   598    83.1




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-5

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group3
                                                         ARM $524,993,420
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
STATED INCOME            $216,735,476    770    41.28    $281,475    7.298  358.13   636    81.1
SIMPLE                       $193,057      1     0.04    $193,057   10.375  300.00   625    85.0
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
781 - 800                    $265,333      1     0.05    $265,333    5.950  359.00   787    80.0
761 - 780                  $2,879,928     10     0.55    $287,993    6.685  358.38   769    80.0
741 - 760                  $4,339,726     16     0.83    $271,233    6.483  358.49   748    80.0
721 - 740                  $8,075,311     30     1.54    $269,177    6.837  357.87   729    78.6
701 - 720                 $10,579,585     37     2.02    $285,935    6.633  357.71   709    79.7
681 - 700                 $21,374,496     79     4.07    $270,563    6.744  358.51   689    79.9
661 - 680                 $25,076,734     97     4.78    $258,523    6.798  358.04   671    80.0
641 - 660                 $43,780,265    165     8.34    $265,335    7.035  357.72   651    79.5
621 - 640                 $92,375,743    319    17.60    $289,579    6.905  357.98   631    83.1
601 - 620                $110,145,254    391    20.98    $281,701    7.143  358.00   611    83.8
581 - 600                 $88,583,421    326    16.87    $271,728    7.229  357.61   591    83.8
561 - 580                 $58,021,182    219    11.05    $264,937    7.561  357.52   571    83.5
541 - 560                 $34,282,113    129     6.53    $265,753    7.702  357.19   551    81.5
521 - 540                 $19,388,301     64     3.69    $302,942    7.572  357.44   532    78.6
501 - 520                  $5,358,452     22     1.02    $243,566    7.694  355.28   514    73.5
<= 500                       $467,575      2     0.09    $233,788    7.458  351.93   499    84.0
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                        $452,990,072  1,644    86.28    $275,541    7.141  358.10   617    82.5
A-                        $26,782,345     96     5.10    $278,983    7.305  354.49   596    82.5
B                         $28,557,153     98     5.44    $291,400    7.172  356.52   593    80.0
C                          $9,596,060     42     1.83    $228,478    7.268  355.34   595    79.5
C-                         $4,622,483     19     0.88    $243,289    7.418  356.32   603    79.4
D                          $2,445,307      8     0.47    $305,663    6.887  357.84   601    83.7
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-6

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group3
                                                         ARM $524,993,420
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                        $142,076,703    510    27.06    $278,582    7.703  358.01   616    82.5
6                            $324,000      1     0.06    $324,000    6.375  357.00   639    80.0
12                        $42,439,909    130     8.08    $326,461    7.139  358.44   612    80.9
13                           $446,250      1     0.09    $446,250    6.875  358.00   616    85.0
24                       $136,272,411    485    25.96    $280,974    6.869  357.84   614    82.3
30                           $389,154      2     0.07    $194,577    8.337  357.50   612   100.0
36                       $193,663,775    693    36.89    $279,457    6.940  358.37   614    82.4
42                           $257,080      2     0.05    $128,540    8.436  357.33   535    82.2
48                           $240,000      1     0.05    $240,000    5.990  355.00   616    80.0
60                         $8,884,136     82     1.69    $108,343    7.517  336.34   589    82.0
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll                    (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                   WA        CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION       MTR        BALANCE   LOAN    TOTAL     BALANCE      WAC     TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6               4      $9,424,747     87     1.80    $108,330    8.317  323.04   587    81.8
13 - 18            17      $5,685,304     26     1.08    $218,666    6.526  353.06   632    80.8
19 - 24            22    $126,089,257    455    24.02    $277,119    6.854  358.38   618    82.3
25 - 31            30      $2,951,355     10     0.56    $295,135    6.186  353.77   601    81.7
32 - 37            35    $380,842,757  1,329    72.54    $286,563    7.242  358.52   613    82.3
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Range of Margin                      (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE      WAC     TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                $204,893      1     0.04    $204,893    6.800  356.00   683    80.0
3.001 - 4.000              $2,173,375      4     0.41    $543,344    6.752  358.66   616    68.3
4.001 - 5.000              $5,571,271     19     1.06    $293,225    6.113  356.73   591    71.4
5.001 - 6.000            $117,294,322    395    22.34    $296,948    6.503  357.39   615    78.6
6.001 - 7.000            $206,302,595    758    39.30    $272,167    6.844  357.38   621    81.6
7.001 - 8.000            $134,297,548    494    25.58    $271,857    7.638  358.41   611    85.3
8.001 - 9.000             $47,556,308    191     9.06    $248,986    8.325  358.49   599    86.4
9.001 - 10.000             $9,952,117     37     1.90    $268,976    9.278  358.44   580    88.2
10.001 - 11.000            $1,640,990      8     0.31    $205,124   10.530  358.63   561    91.2
-----------------------------------------------------------------------------------------------------------------------------------
6.841                    $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-7

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group3
                                                         ARM $524,993,420
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Maximum Rates                       (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE      WAC     TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000            $1,045,467      3     0.20    $348,489    4.863  355.30   682    80.0
11.001 - 11.500            $2,359,130      9     0.45    $262,126    5.685  357.12   635    77.8
11.501 - 12.000            $7,014,308     27     1.34    $259,789    5.681  357.07   649    80.0
12.001 - 12.500           $22,014,258     80     4.19    $275,178    5.989  357.67   628    79.3
12.501 - 13.000           $59,677,973    194    11.37    $307,618    6.164  358.06   624    79.5
13.001 - 13.500           $93,341,237    312    17.78    $299,171    6.487  358.41   620    80.5
13.501 - 14.000          $120,950,912    412    23.04    $293,570    6.907  358.49   617    80.7
14.001 - 14.500           $74,099,208    265    14.11    $279,620    7.370  358.33   613    83.0
14.501 - 15.000           $69,691,667    252    13.27    $276,554    7.840  358.39   606    84.9
15.001 - 15.500           $32,135,985    129     6.12    $249,116    8.325  358.33   601    86.3
15.501 - 16.000           $20,999,205     95     4.00    $221,044    8.810  355.67   589    87.9
16.001 - 16.500            $8,781,999     47     1.67    $186,851    9.307  354.20   591    87.8
16.501 - 17.000            $7,157,966     40     1.36    $178,949    9.775  349.58   570    88.2
17.001 - 17.500            $3,490,475     28     0.66    $124,660   10.279  330.97   584    89.1
17.501 - 18.000            $1,771,605      8     0.34    $221,451   10.700  354.55   568    91.7
18.001 - 18.500              $224,635      4     0.04     $56,159   11.156  296.00   596    77.5
> 19.500                     $237,390      2     0.05    $118,695   13.024  314.62   516    71.6
-----------------------------------------------------------------------------------------------------------------------------------
14.009                   $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Initial Periodic Rate Cap                       (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE      WAC     TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.750                        $200,464      1     0.04    $200,464    7.125  358.00   646    80.0
1.000                      $5,002,779     15     0.95    $333,519    6.425  358.53   597    84.4
1.500                    $433,279,356  1,557    82.53    $278,278    7.183  357.89   614    82.1
1.950                        $314,119      1     0.06    $314,119    6.550  359.00   642    80.0
2.000                      $1,419,467      5     0.27    $283,893    7.127  357.65   598    86.4
3.000                     $84,777,235    328    16.15    $258,467    7.056  357.08   616    82.9
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Subsequent Periodic Rate Cap                    (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE      WAC     TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.750                        $200,464      1     0.04    $200,464    7.125  358.00   646    80.0
1.000                     $83,205,327    322    15.85    $258,402    7.046  357.16   614    83.0
1.500                    $439,872,031  1,578    83.79    $278,753    7.174  357.89   614    82.1
1.580                        $275,850      1     0.05    $275,850    6.500  357.00   613    90.0
2.000                        $182,957      1     0.03    $182,957    9.200  358.00   555    90.0
3.000                      $1,256,790      4     0.24    $314,197    7.467  356.44   619    86.7
-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-8

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group3
                                                         ARM $524,993,420
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Subsequent Periodic Rate Cap                    (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE      WAC     TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Range of Lifetime Rate Floor                    (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE      WAC     TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000              $1,848,261      6     0.35    $308,043    4.871  357.09   633    78.0
5.001 - 6.000             $58,300,288    181    11.10    $322,101    5.790  358.26   632    78.4
6.001 - 7.000            $220,980,703    759    42.09    $291,147    6.616  358.39   620    80.3
7.001 - 8.000            $161,481,843    576    30.76    $280,350    7.547  358.22   609    83.8
8.001 - 9.000             $59,811,916    251    11.39    $238,294    8.495  357.46   597    86.8
9.001 - 10.000            $16,743,251     90     3.19    $186,036    9.514  352.18   582    88.4
> 10.000                   $5,827,158     44     1.11    $132,435   10.559  335.95   576    88.6
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Next Interest Adjustment Date                   (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE      WAC     TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
06/05                        $144,913      1     0.03    $144,913    8.875  289.00   573    90.5
07/05                      $1,060,851     16     0.20     $66,303    9.742  293.62   563    78.7
08/05                      $1,122,533     18     0.21     $62,363    9.872  295.17   591    80.6
09/05                        $927,433      8     0.18    $115,929    9.658  312.10   596    79.4
10/05                      $1,281,634     10     0.24    $128,163    7.584  339.55   568    83.3
11/05                      $3,640,408     20     0.69    $182,020    6.880  347.48   587    83.8
12/05                      $1,246,975     14     0.24     $89,070    9.591  296.94   618    78.7
09/06                        $550,162      2     0.10    $275,081    6.056  351.00   703    80.0
10/06                        $168,386      1     0.03    $168,386    6.900  352.00   649    80.0
11/06                      $3,362,218     15     0.64    $224,148    6.611  353.00   635    80.3
12/06                      $1,604,538      8     0.31    $200,567    6.469  354.00   598    82.1
01/07                      $2,410,540     13     0.46    $185,426    7.001  355.00   581    81.2
02/07                      $2,021,019     10     0.38    $202,102    6.758  356.00   620    80.0
03/07                     $10,400,351     38     1.98    $273,693    6.801  357.00   615    84.6
04/07                     $43,146,657    160     8.22    $269,667    6.857  358.01   622    82.9
05/07                     $67,465,792    232    12.85    $290,801    6.860  359.00   618    81.6
06/07                        $644,900      2     0.12    $322,450    6.776  360.00   576    89.5
10/07                        $295,088      1     0.06    $295,088    7.200  352.00   534    80.0
11/07                        $809,145      3     0.15    $269,715    6.950  353.00   569    83.8
12/07                      $1,134,961      3     0.22    $378,320    5.263  354.00   635    80.0
01/08                        $712,162      3     0.14    $237,387    6.370  355.00   612    82.7
02/08                      $4,427,114     15     0.84    $295,141    7.590  356.00   612    84.4
03/08                     $13,088,385     46     2.49    $284,530    7.074  357.02   617    82.3



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-9

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group3
                                                         ARM $524,993,420
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Next Interest Adjustment Date                   (Excludes  0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE      WAC     TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
04/08                    $144,610,978    499    27.55    $289,802    7.230  358.00   612    81.8
05/08                    $215,803,205    758    41.11    $284,701    7.248  359.00   613    82.6
06/08                      $2,913,075     11     0.55    $264,825    7.687  360.00   612    82.6
-----------------------------------------------------------------------------------------------------------------------------------
                         $524,993,420  1,907   100.00    $275,298    7.155  357.77   614    82.3
-----------------------------------------------------------------------------------------------------------------------------------









-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-10